AMENDMENT NO. 1
                                   AGREEMENT
                                    BETWEEN
                  T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
                                      AND
                  EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2001, between T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of July 24, 2001, by adding thereto Institutional Equity Funds, Inc., on behalf of Institutional Large-Cap Growth Fund.

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
             T. Rowe Price Blue Chip Growth Fund-Advisor Class

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

             T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE EQUITY INCOME FUND
             T. Rowe Price Equity Income Fund-Advisor Class

             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.


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             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.
             T. Rowe Price High Yield Fund-Advisor Class

             T. ROWE PRICE INDEX TRUST, INC.
             T. Rowe Price Equity Index 500 Fund
             T. Rowe Price Extended Equity Market Index Fund
             T. Rowe Price Total Equity Market Index Fund

             INSTITUTIONAL EQUITY FUNDS, INC.
             Institutional Mid-Cap Equity Growth Fund
             Institutional Large-Cap Value Fund
             Institutional Small-Cap Stock Fund
             Institutional Large-Cap Growth Fund

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
             Foreign Equity Fund

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
             T. Rowe Price International Stock Fund
             T. Rowe Price International Discovery Fund
             T. Rowe Price European Stock Fund
             T. Rowe Price New Asia Fund
             T. Rowe Price Japan Fund
             T. Rowe Price Latin America Fund
             T. Rowe Price Emerging Markets Stock Fund
             T. Rowe Price Global Stock Fund
             T. Rowe Price International Growth & Income Fund
             T. Rowe Price International Stock Fund-Advisor Class
             T. Rowe Price Emerging Europe & Mediterranean Fund
             T. Rowe Price International Bond Fund
             T. Rowe Price Emerging Markets Bond Fund
             T. Rowe Price International Bond Fund-Advisor Class

             T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
             T. Rowe Price International Equity Index Fund

             T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.


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             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE MID-CAP VALUE FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUNDS, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
             T. Rowe Price Personal Strategy Balanced Fund
             T. Rowe Price Personal Strategy Growth Fund
             T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. Rowe Price Prime Reserve Fund-PLUS Class

             T. ROWE PRICE REAL ESTATE FUND, INC.

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
             T. Rowe Price Science & Technology Fund-Advisor Class

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
             T. Rowe Price Small-Cap Stock Fund-Advisor Class

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
             T. Rowe Price Small-Cap Value Fund-Advisor Class

             T. ROWE PRICE SPECTRUM FUND, INC.
             Spectrum Income Fund
             Spectrum Growth Fund
             Spectrum International Fund

             T. ROWE PRICE SUMMIT FUNDS, INC.
             T. Rowe Price Summit Cash Reserves Fund
             T. Rowe Price Summit GNMA Fund


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             T. ROWE PRICE U.S. BOND INDEX FUND, INC.

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
             U.S. Treasury Intermediate Fund
             U.S. Treasury Long-Term Fund
             U.S. Treasury Money Fund

             T. ROWE PRICE VALUE FUND, INC.



Attest:


/s/Patricia B. Lippert             /s/Joseph A. Carrier
Patricia B. Lippert,          By:  Joseph A. Carrier
Secretary                         Treasurer

Attest:                        T. ROWE PRICE RETIREMENT PLAN
                              SERVICES, INC.


/s/Barbara A. Van Horn             /s/Henry H. Hopkins
Barbara A. Van Horn,          By:  Henry H. Hopkins,
Secretary                          Vice President

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